Exhibit 10 (g)(g)(g)
                             MODIFICATION NUMBER ONE
                               TO PROMISSORY NOTE

RCG Ventures, Inc.
519 Kimball Avenue, NE
Roanoke, Virginia 24030

RGC Resources, Inc.
519 Kimball Avenue, NE
Roanoke, Virginia 24030
(Individually and collectively, "Borrower")

First Union National Bank
201 S. Jefferson Street
Roanoke, Virginia 24011
(Hereinafter referred to as "Bank")

                                IMPORTANT NOTICE

THIS AGREEMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A BORROWER AND ALLOWS BANK TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT FURTHER NOTICE.

THIS AGREEMENT is entered into as of September 18, 2001 by and between Bank and Borrower.

                                    RECITALS

Bank is the holder of a Promissory Note executed and delivered by Borrower, dated January 19, 2001, in the original principal amount of $1,000,000.00 (the "Note");

Borrower and Bank have agreed to modify the terms of the Note.

In consideration of Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                    AGREEMENT

ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoice sent to Borrower with respect to the Obligations under the Note is correct.

MODIFICATIONS.

1. The Note is hereby modified by deleting the provisions in the Note establishing the repayment terms and substituting the following in their place and stead:

REPAYMENT TERMS. The Note shall be due and payable in consecutive monthly payments of accrued interest only, commencing on October 1, 2001, and continuing on the same day of each month thereafter until fully paid. In any event, all principal and accrued interest shall be due and payable on March 31, 2002.

LINE OF CREDIT ADVANCES. Borrower may borrow, repay and reborrow, and Bank may advance and readvance under the Note respectively from time to time until the maturity hereof (each an "Advance" and together the "Advances"), so long as the total principal balance outstanding under the Note at any one time does not exceed the principal amount stated on the face of the Note, subject to the limitations

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described in any loan agreement to which the Note is subject. Bank's obligation to make Advances under the Note shall terminate if Borrower is in Default. As of the date of each proposed Advance, Borrower shall be deemed to represent that each representation made in the Loan Documents is true as of such date.

If Borrower subscribes to Bank's cash management services and such services are applicable to this line of credit, the terms of such service shall control the manner in which funds are transferred between the applicable demand deposit account and the line of credit for credit or debit to the line of credit.

ACKNOWLEDGMENTS AND REPRESENTATIONS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred, all representations and warranties contained in the Loan Documents are true and correct as of this date, all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note.

Borrower reaffirms and restates the following with respect to the Note as modified herein:

CONFESSION OF JUDGMENT. Each Borrower hereby constitutes and appoints John G. Fox, Gregory A. Baugher (each of whom is an officer of Bank), and Bank through an officer duly authorized by Bank (any of the foregoing may act), as the true and lawful attorneys-in-fact for them, in any or all of their names, place and stead, and upon the occurrence of a Default in the payment of the Obligations due under the Note, at maturity, or upon acceleration, to confess judgment against them or any of them, in favor of Bank, before the Clerk of the Circuit Court for City of Roanoke, Virginia, in accordance with 1950 Code of Virginia,
Section 8.01-431 et seq., and any successor statute, for all amounts owed with respect to the Obligations under and pursuant to the Note including, without limitation, all costs of collection and attorneys' fees in an amount equal to 15% of the Obligations then outstanding (which shall be deemed reasonable attorneys' fees for the purposes of this paragraph), and court costs, hereby ratifying and confirming the acts of said attorney-in-fact as if done by themselves. Upon request of Bank, each Borrower will execute an amendment or other agreement substituting attorneys-in-fact appointed to act for each Borrower hereunder.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to the Loan Documents between parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, claims brought as class

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actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements. SPECIAL RULES. All arbitration hearings shall be conducted in the city named in the address of Bank first stated above. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein. PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute. WAIVER OF EXEMPLARY DAMAGES. The parties agree that they shall not have a remedy of punitive or exemplary damages against other parties in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially. WAIVER OF JURY TRIAL. THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

PLACE OF EXECUTION AND DELIVERY. Borrower hereby certifies that this Agreement and the Loan Documents were executed in the Commonwealth of Virginia and delivered to Bank in the Commonwealth of Virginia.

                                 RGC Ventures, Inc.
                                 Taxpayer Identification Number: 31-1497441


                                 By: s/John B. Williamson, III        (SEAL)
                                     John B. Williamson, III, Chairman/CEO


                                 By: s/Roger L. Baumgardner            (SEAL)
                                     Roger L. Baumgardner, Vice President

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                                 RGC Resources, Inc.
                                 Taxpayer Identification Number: 54-1909697


                                 By: s/John B. Williamson, III        (SEAL)
                                     John B. Williamson, III, Chairman/CEO


                                 By: s/Roger L. Baumgardner           (SEAL)
                                     Roger L. Baumgardner, Vice President



                                 First Union National Bank


                                 By: s/Frank O. Meade, Jr.             (SEAL)
                                     Frank O. Meade, Jr., Vice President

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